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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 19, 1997 included in The O'Gara Company's Form 10-K for the fiscal year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                    /s/ Arthur Andersen LLP

Cincinnati, Ohio
May 21, 1997